CONDENSED CONSOLIDATED STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT (UNAUDITED) (Parenthetical) - shares shares in Thousands	Sep. 30, 2025	Dec. 31, 2024	Sep. 30, 2024	Dec. 31, 2023
Common Stock, Shares, Issued	174,957	58,057	6,250,000	87,222
Common Stock, Shares, Outstanding	174,957	58,057	6,250,000	87,222
Sponsor Earn Out Securities [Member]
Common Stock, Shares, Issued		6,250,000
Common Stock, Shares, Outstanding		6,250,000